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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 29, 2002


        INDYMAC MBS, INC., (as depositor under the Pooling and
        Servicing Agreement, dated as of January 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Residential Asset
        Securization Trust 2002-A1, Mortgage Pass-Through Certificates, Series 2002-A).

                               INDYMAC MBS, INC.
                               -----------------
            (Exact name of registrant as specified in its charter)

         Delaware                      333-82831                95-4791925
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


155 North Lake Avenue
Pasadena, California                                  91101
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(Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 669-2300
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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IndyMac MBS, Inc.



                                             By: /s/ S. Blair Abernathy
                                                -------------------------------
                                                     S. Blair Abernathy
                                                     Executive Vice President



Dated: January 29, 2002

                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1    Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP
       (included in Exhibit 5.1)                                           5

23.1   Consent of Sidley Austin Brown & Wood LLP
       (included in Exhibits 5.1 and 8.1)                                  5